Exhibit 99.1

AOC-105	Doc. Code: C1		Case No. 04-C1-00167
Rev. 5-03
Page 1 of 1	Ver. 1.01		Court ☒ Circuit ☐ District
Commonwealth of Kentucky
Court of Justice www.kycourts.net			County Anderson
CR 4.02; CR Official Form 1		Civil Summons

LARRY SUTHERLAND, JUDY SUTHERLAND, JOHN HENRY DISPONETT, BRENDA DISPONETT, TODD HYATT, LOIS ANN DISPONETT, SUE SAUFLEY, and HUGH COOMER.	PLAINTIFF

VS.

HARRODSBURG FIRST FINANCIAL BANCORP INC. 104 SOUTH CHILES STREET HARRODSBURG, KY 40330	DEFENDANT

Service of Process Agent for Defendant:

DEBBIE C. ROACH

HARRODSBURG FIRST FINANCIAL BANCORP INC.

104 SOUTH CHILES STREET

HARRODSBURG, KY 40330

THE COMMONWEALTH OF KENTUCKY

TO THE ABOVE-NAMED DEFENDANT(S);

You are hereby notified a legal action has been filed against you in this Court demanding relief as shown on the document delivered to you with this Summons. Unless a written defense is made by you or by an attorney on your behalf and filed in the Clerk’s Office within 20 days following the day this paper is delivered to you, judgment by default may be taken against you for the relief demanded in the attached Complaint.

The name(s) and address(es) of the party or parties demanding relief against you are shown on the document delivered to you with this Summons.

Date: 5-28, 2004	Jan D. Rogers, Clerk
By: Pam Robinson, D.C.

Proof of Service

This Summons was served by delivering a true copy and the Complaint (or other initiating document) to:

this          day of                         , 2

Served by:
Title

COMMONWEALTH OF KENTUCKY

ANDERSON CIRCUIT COURT

ACTION NO. 04-C1-00167

LARRY SUTHERLAND JUDY SUTHERLAND JOHN HENRY DISPONETT BRENDA DISPONETT TODD HYATT LOIS ANN DISPONETT SUE SAUFLEY HUGH COOMER	PLAINTIFFS

vs.

HARRODSBURD FIRST FINANCIAL BANCORP, INC. 104 South Chiles Street Harrodsburg, Kentucky 40330-1620	DEFENDANT

COMPLAINT AND JURY DEMAND

For their Complaint against Defendant, Harrodsburg First Financial Bancorp, Inc. (HFFB), Plaintiffs state the following:

PARTIES, JURISDICTION AND VENUE

1. Plaintiffs, Larry Sutherland, Judy Sutherland, John Henry Disponett, Brenda Disponett, Todd Hyatt and Lois Ann Disponett, are now and were, at all relevant times, citizens and residents of Anderson County, Kentucky. Plaintiff, Hugh Coomer, is now and was, at all relevant times, a citizen and resident of Boyle County, Kentucky. Plaintiff, Sue Saufley, is now and was, at all relevant times, a citizen and resident of Lincoln County, Kentucky.

2. Defendant, HFFB, is now and was at all times relevant hereto, a Delaware Corporation, with an office and place of business in Anderson County, Kentucky. HFFB is a citizen of Kentucky.

3. This lawsuit arises from offers to purchase securities made to Plaintiffs by HFFB and its agents. The offers were made to the Plaintiffs by HFFB and its agents in each respective county of residence of each of the Plaintiffs. The claims asserted herein arise pursuant to KRS § 292.480.

FACTUAL ALLEGATIONS

4. On or about May 28, 2003, HFFB made a tender offer to purchase up to 300,000 shares of its common stock (referred to hereafter as “the securities”). The tender offer was made pursuant to Exhibit A which is attached hereto and incorporated herein by reference.

5. As set forth in Exhibit A, HFFB made certain representations in connection with the tender offer. Among those representations were the following:

Except as described in this document, we currently have no plans, proposals or negotiations that relate to or would result in:

•	an extraordinary transaction, such as a merger, reorganization or liquidation, involving us or any of our subsidiaries,

•	a purchase, sale or transfer or an amount of our assets or any of our subsidiaries’ assets that would be material to us and our subsidiaries taken as a whole,

•	a material change in our corporate structure or business,

•	an acquisition or disposition by any person of our securities.

6. Exhibit A further represented the following:

Additionally, on December 31, 2002, we acquired approximately 23% of Independence Bancorp, New Albany, Indiana.

However, Exhibit A contained no further information which described the relationship between HFFB and Independence Bancorp, New Albany, Indiana (Independence) and did not refer to or mention the plans, proposals and negotiations between those two banking entities relating to their merger.

7. Exhibit A failed to disclose the following material facts:

A.	That HFFB and Independence had been planning to acquire “I-Bank” of Louisville, Kentucky, and acquisition announced only ten days after the tender offer closed (see Exhibit B attached hereto and incorporated herein by reference);

B.	That in early 2003, representatives of HFFB and Independence began developing plans, proposals and negotiations focusing on the merger of those two entities.

8. Pursuant to the tender offer, Exhibit A attached hereto, each of the Plaintiffs tendered shares of securities to HFFB, all of which were purchased at the amount of $16.50 per share.

9. Approximately six months after the close of the tender offer, in January of 2004, HFFB and Independence announced that they were to merge. The merger came about as a result of the undisclosed plans, proposals and negotiations that had begun early in 2003 between representatives of the two entities. At the time the merger was announced, HFFB’s stock had risen to approximately $23.50 per share or, in other words, approximately $7.00 more per share than was paid to the Plaintiffs pursuant to the tender offer. HFFB’s stock continued to rise until it reached a high of approximately $25.00 per share soon after the merger was announced.

10. The merger of HFFB and Independence was approved by the shareholders of those respective companies in May, 2004, and thus the merger is substantially complete.

11. As a result of the merger, a new corporate entity was formed consisting of the merged companies, HFFB and Independence. The new corporate entity is known as 1st Independence Financial Group, Inc.

FIRST CAUSE OF ACTION

Violation of KRS § 292.480

12. Plaintiffs repeat and reallege each and every allegation contained above as if fully set forth herein.

13. In connection with the purchase of securities from the Plaintiffs, HFFB made certain material misrepresentations as set forth above in paragraphs 5 and 6.

14. In connection with the purchase of securities from the Plaintiffs, HFFB concealed and failed to disclose certain material facts as further set forth in paragraph 7. Specifically, HFFB concealed its acquisition of “I-Bank” and its ongoing plans, proposals and negotiations with Independence which related to the merger of those two entities.

15. HFFB’s material misrepresentations and omissions violated the provisions of KRS § 292.480 and the Plaintiffs herein are entitled to all rights and remedies available under that statutory section.

SECOND CAUSE OF ACTION

Intentional Misrepresentation and/or Concealment

16. Plaintiffs repeat and reallege each and every allegation contained above as if fully set forth herein.

17. The Defendant, acting through various agents and employees, made certain misrepresentations to the Plaintiffs and/or concealed from the Plaintiffs certain material facts.

18. The misrepresentations and/or concealment occurred as part of the offer by HFFB to purchase the securities from Plaintiffs and such misrepresentations and/or omissions are more particularly described in the preceding paragraphs in this Complaint.

19. The misrepresentations and/or the concealment were done intentionally by the Defendant for the purpose of misleading the Plaintiffs.

20. The Plaintiffs each relied upon the misrepresentations of the Defendant. Each of the Plaintiffs relied and/or is presumed to have relied upon the Defendant to (a) accurately and fully state all material facts with respect to Defendant’s offer to purchase the securities, and (b) not to conceal material facts relating to such offer.

21. As the result of the misrepresentations and/or the concealment, each of the Plaintiffs have been damaged in the approximate amount of $8.50 per share for each share of the securities that they sold to the Defendant.

THIRD CAUSE OF ACTION

Negligent Misrepresentation or Concealment

22. Plaintiffs repeat and reallege each and every allegation contained above as if fully set forth herein.

23. HFFB, acting through agents and employees for whom it is liable, negligently supplied false information to the Plaintiffs or, in the alternative, negligently failed to provide to the Plaintiffs relevant and material information relating to HFFB’s offer to purchase the securities from the Plaintiffs.

24. The Plaintiffs, and each of them, were damaged as a direct and proximate result of the negligence of HFFB and/or the negligence of its agents and employees.

25. The Plaintiffs are entitled to recover their damages arising from Defendant’s negligence.

FOURTH CAUSE OF ACTION

Plaintiffs’ Claim For Punitive Damages

26. Plaintiffs repeat and reallege each and every allegation contained above as if fully set forth herein.

27. HFFB intentionally, maliciously, recklessly and in a grossly negligent manner, misrepresented certain facts and concealed from the Plaintiffs certain facts as more particularly described in the preceding paragraphs.

28. HFFB also violated the provisions of KRS § 292.480 intentionally, maliciously, in reckless disregard of the rights of Plaintiffs, or in a grossly negligent manner.

29. HFFB’s actions and omissions were engaged in an effort to obtain Plaintiffs’ securities, through misrepresentations and omissions, for a price that was substantially less than the true value of such securities, if all material facts have been disclosed by Defendant. As a result of HFFB’s intentional, malicious or reckless acts, HFFB should be liable for an amount of punitive damages as permitted by law.

WHEREFORE, Plaintiffs demand judgment against the Defendant, HFFB, as follows:

1.	For a remedy as set forth in KRS § 292.480;

2.	For an award of compensatory and punitive damages in an amount as may be determined by the Court or jury;

3.	All other proper and appropriate relief.

JURY DEMAND

Plaintiffs demand a trial by jury on all issues which may be so tried.

Dated: 5-28-04

By:	/s/ Ron R. Parry
PARRY, DEERING, FUTSCHER & SPARKS, PSC
Ron R. Parry (KBA No. 53750)
Melanie S. Bailey
128 East Second Street
P.O. Box 2618
Covington, Kentucky 41012-2517
(859) 291-9000

Ron Morgan
MORGAN LAW OFFICE LIMITED
500 Tijeras Avenue NW
Albuquerque, New Mexico 87102
(505) 842-1905

Attorneys for the Plaintiffs